UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2025

SOMNIGROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

Tempur Sealy International, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	SGI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 5, 2025, Somnigroup International Inc. (formerly known as Tempur Sealy International, Inc., the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K"), reporting, among other items, that on February 5, 2025, through the Company’s wholly owned subsidiaries Lima Holdings Corporation, a Delaware corporation, and Lima Deal Corporation LLC, a Delaware limited liability company, the Company consummated the previously announced acquisition of Mattress Firm Group Inc., a Delaware corporation, ("Mattress Firm") pursuant to the Agreement and Plan of Merger dated as of May 9, 2023, as amended on February 5, 2025 (the "Merger Agreement"). The transactions contemplated by the Merger Agreement are referred to herein, together with the related financings and divestitures, as the "Transactions."

This Amendment No. 2 to Current Report on Form 8-K ("Amendment No. 2") amends and supplements the Original Form 8-K to provide (i) the historical financial statements of Mattress Firm and (ii) the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Mattress Firm as of the fiscal years ended October 1, 2024 and October 3, 2023, and for the years then ended are filed herewith as Exhibit 99.1, and are incorporated herein by reference. The unaudited financial statements of Mattress Firm as of December 31, 2024 and October 1, 2024, and for the thirteen weeks ended December 31, 2024 and January 2, 2024, are filed herewith as Exhibit 99.2, and are incorporated herein by reference. The consent of Deloitte & Touche LLP, Mattress Firm's independent auditor, is attached as Exhibit 23.1 to this Amendment No. 2 to Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Company's unaudited pro forma condensed combined balance sheet as of December 31, 2024 gives effect to the Transactions as if they had been consummated on December 31, 2024 ("Pro Forma Balance Sheet"). The Company's unaudited pro forma condensed combined statement of income for the twelve months ended December 31, 2024 gives effect to the Transactions as if it had been consummated on January 1, 2024 ("Pro Forma Statement of Income"). The Pro Forma Balance Sheet and the Pro Forma Statement of Income are both filed herewith as Exhibit 99.3, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, Mattress Firm Group Inc.’s Independent Auditor.
99.1	Audited Financial Statements of Mattress Firm Group Inc. for the Fiscal Years Ended October 1, 2024 and October 3, 2023, and for the years then ended.
99.2	Unaudited Interim Financial Statements of Mattress Firm Group Inc. as of December 31, 2024 and October 1, 2024, and for the thirteen weeks ended December 31, 2024 and January 2, 2024.
99.3
Unaudited Pro Forma Condensed Combined Financial Information of Somnigroup International Inc. (f/k/a/Tempur Sealy International, Inc.) as of December 31, 2024 and for the twelve months ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025

Somnigroup International Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer